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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

        Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited (the "Corporation"), a Netherlands Antilles corporation, hereby appoints David S. Browning, Arthur Lindenauer and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form S-4 Registration Statement under the Securities Act of 1933, relating to the merger of Camco International Inc. with Schlumberger OFS, Inc. and any amendment or amendments to any such Form S-4, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form S-4.



/s/ D. Euan Baird                              /s/ William T. McCormick, Jr.
------------------------------                ---------------------------------
D. Euan Baird                                 William T. McCormick, Jr.
Director                                      Director
Chairman, President and
Chief Executive Officer


/s/ Don E. Ackerman                           /s/ Didier Primat
------------------------------                ---------------------------------
Don E. Ackerman                               Didier Primat
Director                                      Director


/s/ John Deutch                               /s/ Nicholas Seydoux
------------------------------                ---------------------------------
John Deutch                                   Nicholas Seydoux
Director                                      Director


/s/ Victor E. Grijalva                        /s/ Linda G. Stuntz
------------------------------                ---------------------------------
Victor E. Grijalva                            Linda G. Stuntz
Director                                      Director


/s/ Denys Henderson                           /s/ Sven Ullring
------------------------------                --------------------------------
Denys Henderson                               Sven Ullring
Director                                      Director


/s/ Andre Levy-Lang                           /s/ Yoshihiko Wakumoto
------------------------------                ---------------------------------
Andre Levy-Lang                               Yoshihiko Wakumoto
Director                                      Director


Date: July 27, 1998